EXECUTION COPY

A-MARK PRECIOUS METALS, INC.

SECOND AMENDMENT DATED AS OF NOVEMBER 10, 2003 TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999),
AMENDED AND RESTATED INTERCREDITOR AGREEMENT(1999),
AMENDED AND RESTATED GENERAL SECURITY AGREEMENT (1999)
AND GENERAL SECURITY AGREEMENT OF GUARANTORS (1999)
EACH DATED AS OF NOVEMBER 30,1999,
AND EACH AS AMENDED

THIS SECOND AMENDMENT is dated as of November 30, 2003 by and among FORTIS CAPITAL CORP., as assignee of MeesPierson, N.V.,RZB FINANCE LLC, NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH and BROWN BROTHERS HARRIMAN & CO. ("BBH"), (each individually a "Lender" and, collectively the "Lenders") and BBH in its capacity as agent for itself as a Lender and all other Lenders (the "Agent"), A-MARK PRECIOUS METALS, INC., a New York corporation (the "Company"), A-MARK HOLDING, INC., and THE A-MARK CORPORATION (collectively the "Guarantors").

RECITALS

A. The Company, the Guarantors, the Lenders and the Agent are parties to one or more of the: (i) Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the "Agreement"); (ii) Amended and Restated Intercreditor Agreement (1999) dated as of November 30, 1999 (the "Intercreditor Agreement"); (iii) Amended and Restated General Security Agreement (1999) dated as of November 30, 1999 (the "Security Agreement"); and (iv) General Security Agreement of Guarantor (1999) (the "Guarantor Security Agreement"), as each has been amended by an amendment dated as of August 2-t1,. , 200f .. The capitalized terms used in this Second Amendment shall have the meaning given each such term in the Agreement unless otherwise defined herein.

B. The Company, the Guarantors, the Lenders and the Agent, desire to amend the Agreement, the Facility Documents and the Exhibits and the Schedules annexed to the Agreement to: (i) revise the method of calculating Collateral Value and (ii) require the execution and delivery to the Agent of agreements to conform to the provisions of the Uniform Commercial Code as now in effect in the State of New York (the "Revised UCC"), on the terms and conditions provided for herein.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. AMENDMENTS TO THE AGREEMENT.

The Agreement is hereby amended as follows:

(A) Section I "Definitions" is hereby amended to add in alphabetical order or modify or delete the following terms:

"Consignee Letter of Credit" shall mean a letter of credit in the form of Exhibit 7 hereto, issued by or confirmed by a bank located in the United States which has a debt rating of BBB or better by the Standard & Poors rating agency.

"Assigned Consignee Letter of Credit" shall mean a Consignee Letter of Credit meeting the following requirement: the proceeds of such letter of credit has been assigned by the Company to the Agent on behalf of the Lenders, pursuant to an executed Letter of Credit Rights Assignment and Control Agreement.

"Advised Consignee Letter of Credit" shall mean a Consignee Letter of Credit which designates BBH as the sole advising bank and such letter of credit and all necessary signed, but undated, drawing documents have been delivered to the Agent under an assignment agreement in form acceptable to the Agent.

"Consigned Material" shall mean Precious Metals that are included in the Collateral Report, are held under a Consignment Agreement by a Consignee, and also meet the following requirements: (i) the term of the consignment does not exceed one (1) year from the date of delivery to the Consignee or may be terminated at any time for any reason by the Company upon not more than thirty (30) days prior notice; and (ii) there is in effect an Advised Consignee Letter of Credit or an Assigned Consignee Letter of Credit or Consignment Cash Collateral each in an amount equal to or greater than 110% of the aggregate Market Value of such Precious Metals.

"Foreign Material" shall mean (i) Assigned Material held at an Approved Depository located outside of the United States; or (ii) Confirmed Material held at a Foreign Approved Depository.

"Approved Depositories" shall mean (i) any of the depositories or vault facilities listed in Exhibit 1 annexed to the Agreement, which list may be amended from time to time with the prior written approval of the Lenders and (ii) the Foreign Approved Depositories.

"Foreign Approved Depositories" shall mean HSBC Bank USA, London Branch and MKS Finance S.A., Geneva, Switzerland, provided at no time shall the aggregate Market Value of the Precious Metal held by both of them exceed US$3,000,000 and US$3,000,000 in the case of HSBC BANK USA, individually, and US$1,000,000 in the case of MKS Finance S.A., individually. The Company may with the prior written approval of each Lender add or remove Foreign Approved Depositories, without further amendment of this Agreement, on such terms and conditions as the Lenders shall determine are appropriate.

"Consignment Cash Collateral" shall mean an account established by the Company with the Agent, in which there is deposited cash or money-market instruments issued by an United States entity which has a debt rating of AA or better by the Standard & Poor's rating agency or as otherwise approved in writing by each of the Lenders, which shall be subject to a first and prior security interest in and lien in favor of the Agent.

"Deposit Account Control Agreement" shall mean an agreement in the form annexed hereto as Annex A or such other form as shall be acceptable to the Agent and the Lenders.

"Guarantor Security Agreement" shall mean the General Security Agreement of Guarantors (1999) dated as of November 30, 1999, as amended from time to time, in the form of Annex E hereto.

"Letter of Credit Rights Assignment and Control Agreement" shall mean an agreement in the form annexed hereto as Annex Dor such other form acceptable to the Agent and the Lenders.

"Commodity Account Control Agreement" shall mean an agreement in the form annexed hereto as Annex B hereto or such other form acceptable to the Agent and the Lenders.

"Cash Collateral Agreement" shall mean an agreement in the form annexed hereto as Annex F or such other form acceptable to the Agent and the Lenders.

(B) The term "Facility Documents" shall include (i) the Security Agreement, as supplemented by Section 2 o~~his S~cond Amendment, (ii) the Guarantor Security Agreement, as Supplemented by Section 3 of this Second Amendment, and (iii) each Deposit Account Control Agreement, Cash Collateral Agreement, Commodity Account Control Agreement and Letter of Credit Rights Assignment and Control Agreement, now or hereafter executed and delivered pursuant to this Agreement, as amended from time to time.

(C) Section II(C)(2) (Other Components of Collateral Value) is hereby amended by deleting clauses (d) and (g) thereof and by adding the following additional components of Collateral Value thereto:
"(g) 95% of the aggregate Market Value of Consigned Material in the event the obligation of the Consignee thereof is secured by -, Consignment Cash Collateral held by BBH (pursuant to a Cash Collateral Agreement) in each instance in an amount equal to or greater than 110% of the aggregate Market Value of such Consigned Material;

(h) 90% of the aggregate Market Value of Consigned Material, covered by an Assigned Consignee Letter of Credit, in an amount greater or equal to 110% of the Market Value thereof, except in the event that the applicable Consignee Letter of Credit is issued by a bank with a Standard & Poors debt rating of AA or better, then
95%;

(i) 85% of the aggregate Market Value of Consigned Material covered by an Advised Consignee Letter of Credit, in an amount greater or equal to 110% of the Market Value thereof, except in the event the issuing bank of such Consignee Letter of Credit has a Standard & Poors debt rating of AA or better, then 90%; and

(j) 80% of Foreign Material.

(D) Section IV(F) (Additional Reporting and other Requirements) is hereby deleted in its entirety and shall read as follows:

"(F) The Company shall provide to the Agent (i) complete copies of all insurance policies relating to accounts receivable (if applicable), Precious Metals or other inventory owned by the Company, (2) a certificate of insurance naming. the Agent, on behalf of the Lenders, as loss payee withrespect to such insurance policies as to which the Company is a direct beneficiary and (3) a certificate of insurance naming the Agent on behalf of the Lenders as an additional insured (without liability for insurance premiums) with respect to all other insurance policies. "

(E) The Collateral Report annexed as Exhibit 2 to the Agreement shall 'be . replaced by Annex C to this Second Amendment and be designated as Exhibit 2 to the Agreement.

(F) Exhibit 4 to the Agreement shall be replaced by Annex B (Commodity Account Control Agreement) to this Second Amendment and be designated as Exhibit 4 to the Agreement.

(G) Exhibit 5 to the Agreement shall be replaced by Annex A (Deposit Account Control Agreement) to this Second Amendment and be designated as Exhibit 5 to the Agreement.

(H) Exhib~t 7 to the Agreement shall be replaced by Annex G (Letter of Credit) to this Second Amendment and be designated as Exhibit 7 to the Agreement. (I) Exhibit 6 to the Agreement shall be replaced by the form of Letter of Credit Rights Assignment and Control Agreement in the form of Annex D hereto and be designated as Exhibit 6 to the Agreement.

(J) Each Approved Broker (whether now or hereafter so designated) shall execute and deliver a Commodity Account Control Agreement in the form of Annex B hereto.

(K) Section IV of the Agreement is amended by adding thereto a new paragraph (J), which shall read as follows:

"(J) The Company shall promptly notify the Agent and each Lender of any change in ownership or control of each Approved Depository or any other depository at which, from time to time, any Confirmed Material and/or Assigned Material is located (a "Change in Ownership"). Until such time as the Agent and each Lender has approved such Change in Ownership, in writing, on such terms and conditions as each shall approve, then the Confirmed Material and/or Assigned Material located at any such Approved Depository, shall be deemed ineligible for the purposes of Section II of this Agreement (Collateral Value)."

(L) Each issuer of an Assigned Consignee Letter of Credit (whether now or hereafter issued) shall execute and deliver a Letter of Credit Rights Control Agreement.

(M) The definition "Insured Consignments" is hereby deleted as well as .any reference therein in Section II(C)(2)(g).

(N) The term "this Agreement" as used.in the Amended and Restated Collateral Agency Agreement (1999) shall include all of the revisions provided for in this Second Amendment.

SECTION 2. SUPPLEMENT TO THE SECURITY AGREEMENT.

In order to induce the Lenders to enter into this Second Amendment and in order to effectuate the terms hereof, the Company simultaneously herewith has executed and delivered to the Agent on behalf of the Lenders a Supplement to the Security Agreement, granting to the Agent a security interest in all of its existing and hereafter created Security, co-extensive with that provided' for in the Revised UCC.

SECTION 3. SUPPLEMENT TO THE GUARANTOR SECURITY AGREEMENT.

In order to induce the Lenders to enter into this Second Amendment and in order to effectuate the terms hereof, each Guarantor simultaneously herewith has executed and delivered to the Agent on behalf of the Lenders a Supplement to the Guarantor Security Agreement, granting to the Agent a security interest in all of its existing and hereafter created Security co-extensive with that provided for in the Revised UCC.

SECTION 4. VCC FINANCING STATEMENTS.

The Company and each Guarantor hereby authorizes the Agent on behalf of the Lenders to file one or more financing statements in the states of California and New York to conform with the grant of the security interest in the Security of each of them as modified pursuant to Sections 2 and 3 of this Second Amendment.

SECTION 5. AMENDMENTS TO FACILITY DOCUMENTS.

Each reference in any Facility Document and the Intercreditor Agreement to the Collateral Agency Agreement, General Security Agreement, General Security Agreement of Guarantors or words or terms of a similar meaning and the Exhibits relating thereto shall be deemed to incorporate the revisions provided for in this Second Amendment and the Supplements provided for in Sections 2 and 3 hereof. All references to the Uniform Commercial Code shall be deemed a reference to the Revised VCC as in effect from time to time.

SECTION 6. EFFECTIVE DATE.

The revisions contained in Section I(c) of this Second Amendment with respect to the components of the Collateral Value under the Agreement shall become effective upon the execution and delivery by the parties hereto of this Second Amendment and the execution and/or delivery by the Company and the Guarantors of the documents provided for in Sections 2 and 3 of this Second Amendment and the filing of the documents provided for in Section 4 of this Second Amendment.

SECTION 7. MISCELLANEOUS.

(a) The Company and each Guarantor hereby represent and warrant that there exists no default under the Agreement or any Facility Document and the representations and warranties made by each of them therein are materially true and correct as of the date hereof.

(b) In order to induce the Lenders and the Agent to enter into this Second Amendment, the Company agrees not to enter into any Letter of Credit Rights Assignment and Control Agreement with any other person, firm or entity (other than the Agent), with respect to any Consignee Letter of Credit or Advised Consignee Letter of Credit.

(c) Except as expressly modified by this Second Amendment, the Agreement and each Facility Document is, and shall remain, in full force and effect in accordance with its respective terms. Nothing herein shall be deemed to be a waiver by the Lenders or the Agent of any default by the Company or any Guarantor or to be a waiver or modification by the Lenders or the Agent of any provision of the Agreement or any Facility Document except for the amendments expressly set forth in this Second Amendment.

(d) This Second Amendment may be executed in any number of separate counterparts,

each of which shall, be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(e) This Second Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

(f) The Company and each Guarantor hereby acknowledge and agree that the Agreement and the Facility Documents as each are amended by this Second Amendment are each valid, binding and enforceable in accordance with their respective terms and. provisions, and there are no counterclaims, defenses or offsets which may be asserted with respect thereto, or which may in any manner affect the collection or collectibility of any of the Outstanding Credits or any of the principal, interest and other sums evidenced and secured thereby, nor is there any basis whatsoever for any such counterclaim; defense or offset.

(g) The Company agrees to payor reimburse the Agent for all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Second Amendment and the documents herein contemplated, including, without limitation, the disbursements and fees of counsel to the Agent.

(h) This Second Amendment shall not be modified or amended except by a written instrument signed by all of the parties and shall be binding on the respective successors and assigns of the parties.

(i) Section X.(B) of the Agreement is hereby amended to provide that KBC Bank N.V. is deleted as a Lender, and that notices to the Agent and/or the Lenders shall be addressed and/or transmitted as follows:

If to the Agent
(and as a Lender):	Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Phone # 212-483-1818
Fax # 212-493-8998

If to any other
Lender:	Fortis Capital Corp.
Three Stamford Plaza
301 Tresser Blvd.
Stamford, CT 06901
Phone # 203-705-5772
Fax # 203-705-5924

Natexis Banques Populaires,
New York Branch
1251 Avenue of the Americas, 34th floor
New York, NY 10020
Phone # 212-872-5133
Fax # 212-354-9095

RZB Finance LLC
1133 Avenue of the Americas
New York, NY 10036
Phone # 212-845-4114
Fax # 212-944-6389

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

A-MARK HOLDING, INC.

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

THE A-MARK CORPORATION

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

FORTIS CAPITAL CORP., as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

A-MARK HOLDING, INC.

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

FORTIS CAPITAL CORP., as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

RZB FINANCE LLC, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.
as Lender and Agent

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

RZB FINANCE LLC, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.
as Lender and Agent

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

RZB FINANCE LLC, as Lender

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.
as Lender and Agent

By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

ANNEXES

ANNEX A	-	Deposit Account Control Agreement

ANNEX B	-	Commodity Account Control Agreement

ANNEX C	-	Collateral Report

ANNEX D	-	Letter of Credit Rights Assignment and Control Agreement

ANNEX E	-	General Security Agreement of Guarantors (1999)

ANNEX F	-	Cash Collateral Agreement

ANNEX G	-	Letter of Credit

[LETTERHEAD OF A-MARK PRECIOUS METALS, INC.]

ANNEX A

EXHIBIT 5

______________, 2003

[depositary bank]

Attention:

Re: Deposit Account Control Agreement

Ladies and Gentlemen:

In connection with financing arrangements between ourselves and Brown Brothers Harriman & Co., as Agent (the "Agent"), for itself and certain other Lenders ("Lender"), which is joining with us in signing this letter below, we are asking you to enter into this agreement concerning our account no.__________(collectively, with all renewals, rollovers, replacements and substitute accounts, the "Deposit Account") maintained with you.

Agent's Security Interest in Deposit Account. In order to secure our obligations to Lender pursuant to collateral security arrangements between Agent and us, we have assigned to Agent and granted to Agent a security interest in and lien upon the Deposit Account, any cash balances from time to time credited to the Deposit Account/and any and all proceeds thereof, whether now or hereafter existing or arising (collectively; the "Deposit Account Collateral '').

Debtor's Dealing with Deposit Account. Until you have received instructions from Agent to the contrary, we shall be entitled to present items drawn on arid otherwise to withdraw or direct the disposition of funds from the Deposit Account; provided, however, that you and we agree with Agent that (a) we may not, and you will not permit us to, without Agent's prior written consent, (i) withdraw any sums from the Deposit Account if the credit balance of the Deposit Account remaining after such withdrawal would be less than $______________, or (ii) close the Deposit Account.

Agent's Right to Give Exclusive Instructions as to Deposit Account. Notwithstanding the foregoing or any separate agreement that we may have with Agent, Agent shall be entitled, for purposes of this Agreement, at any time to give you instructions as to the withdrawal or disposition of any funds from time to time credited to the Deposit Account, or as to any other matters relating to the Deposit Account or any of the Deposit Account Collateral, without our further consent. You hereby agree to comply with any such instructions without any further consent from us. Such instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. You shall be fully entitled to rely upon such instructions from Agent even if such instructions are contrary to any instructions or demands that we may give to you.

Debtor's Exculpation and Indemnification of Depositary Bank. We confirm that you should follow instructions from Agent even if the result of following such instructions from Agent is that you dishonor items presented for payment from the Deposit Account. We further confirm that you shall have no liability to us for wrongful dishonor of such items in following such instructions from Agent. You shall have no duty to inquire or determine whether our obligations to Lender or Agent are in default or whether Agent is entitled, under any separate agreement between us and Agent, to give any such instructions. We further agree to be responsible for your customary charges and to indemnify you from and to hold you harmless against any loss, cost or expense that you may sustain or incur in acting upon instructions from Agent which you believe in good faith to be instructions from Agent.

Depositary Bank's Resource to Deposit Account. Unless you have obtained Agent's prior written consent, you agree not to exercise any right of recoupment or set off, or to assert any security interest or other lien, that you may at any time have against \ or in any of the Deposit Account Collateral, except for your customary charges and for reimbursement for the reversal of any provisional credits granted by you to the Deposit Account, to the extent, in each case, that we have not separately paid or reimbursed you therefor.

Representations, Warranties and Covenants of Depositary Bank. Yourepresent and warrant to Agent that the account agreement between you and us relating to the establishment and general operation of the Deposit Account provides, whether specifically or generally, that the laws of the state in which your main office is located govern secured transactions relating to the Deposit Account. You covenant with Agent that you will not, without Agent's prior written consent, amend that account agreement so that secured transactions relating to the Deposit Account are governed by the law of another jurisdiction. In addition, you represent and warrant to Agent that you have not entered into any agreement with any other person by which you are obligated to comply with instructions from such other person as to the disposition of funds from the Deposit Account Collateral. You further represent and warrant to Agent that you maintain no deposit accounts for us other than the Deposit Account and the accounts listed on Schedule A annexed hereto. You agree not to establish any other account for us without Lender's written consent. This Agreement may not be terminated without the prior written consent of Lender and shall be binding on the successors and assigns of the parties hereto.

Deposit Account Statements. You agree to send to Agent at its address indicated below, copies of all customary deposit account statements and other information relating to the Deposit Account that you send to us at the same time as you send such statements and information to us.

Governing Law. This Agreement shall control over any conflicting agreement between you and us. This agreement shall be governed by the internal laws of the State of New York.

If you agree to and accept the foregoing, please so indicate by executing and returning to us the enclosed duplicate of this letter.

Very truly yours,

A-MARK PRECIOUS METALS, INC.

By:_______________
Name:_____________
Title:______________

APPROVED:

BROWN BROTHERS HARRIMAN & CO.,
as Lender and Agent

By:__________________
Name:________________
Title:_________________

Address:    140 Broadway
New York, New York 10005
Attention:    Senior Credit Office

ACCEPTED and AGREED as of
the date set forth above:

[depository bank]

By:__________________
Name:________________
Title:_________________

SCHEDULE OF ACCOUNTS

Name of Account	Account Number

ANNEX B

(NEW)

COMMODITY ACCOUNT CONTROL AGREEMENT

Commodity Account Control Agreement, dated as of _________, 2003 (the "Agreement"), by and among A-Mark Precious Metals, Inc. ("Customer"), Brown Brothers Harriman & co., as agent ("Agent"), and _____________________ ("Broker")

WHEREAS, Customer has granted a security interest to Agent in (i) the commodity accounts, account number(s)________________________now or hereafter maintained by Broker for Customer, which are now or hereafter credited with or otherwise hold futures contracts, options on futures contracts, and commodity options executed by Customer and initial or variation margin provided by Customer, or other property received by Customer, in respect of such transactions, including cash' and (ii) any other account maintained by Broker for Customer in connection with the above referenced commodity accounts, which is credited with or otherwise holds initial or variation margin provided by Customer, or other property received by Customer, in respect of such transactions (the accounts referred to in clauses (i) and (ii), collectively, the "Commodity Account"); .

WHEREAS, Customer, Agent and Broker are entering into this Agreement in order to perfect Agent's security interest in the Commodity Account and provide additional rights to Agent;

NOW THEREFORE, in consideration of the promises and agreements of the parties which are set forth herein, the parties hereto agree as follows:

1. Broker's Representations. Broker represents and warrants to Agent that:'

(a) Broker is a duly registered futures commission merchant pursuant to the U.S. Commodity Exchange Act, as amended (the ''CEA''), and the rules and regulations issued thereunder.

(b) Broker has established and maintains the Commodity Account for
Customer.

(c) Broker does not know of any lien, claim or security interest in or against the Commodity Account, except for liens, claims, or security interests in favor of one or more parties to this Agreement.

(d) All of the account documentation concerning the Commodity Account is governed by the laws of the State of ____________and the Agent has been delivered a complete copy thereof (the "Account Document").

(e) Broker has not established and does not maintain any account (other than the Commodity Account as defined above) for Customer which is credited with or otherwise holds property; including, without limitation, initial or variation margin provided by Customer in respect of futures contracts, options on futures contracts, or commodity options executed by Customer in or for the Commodity Account.

2. Customer's Rights and Actions; Control Nice. Broker may comply with all entitlement orders, directions and instructions (collectively, "Orders") issued by Customer concerning the Commodity Account; provided that, if Broker receives notice from Agent that Agent is exercising exclusive control over the Commodity Account, in the form of Exhibit A annexed hereto (a "Control Notice"), then (i) Broker shall cease complying with Orders issued by Customer concerning the Commodity Account and will use reasonable efforts to cancel any open Orders entered by Customer but not yet executed and (ii) Broker shall not distribute any property in the Commodity Account to the Customer. In the event of any conflict between a Control Notice or an Order issued by Agent, on the one hand, and an Order issued by Customer, on the other hand, the Control Notice or Order issued by Agent shall prevail.

3. Control of Agent. Upon the delivery of a Control Notice by Agent to Broker, Broker shall comply with all Orders Broker receives from Agent concerning the Commodity Account, including, without limitation, Orders from Agent. to transfer, liquidate, or redeem property credited to or otherwise held in the Commodity Account or to apply any value distributed or available on account of such property as directed by Agent, without notice to or further consent or approval of Customer. Nothing in this Section 3 shall require Broker to take any action that violates the CEA or any rules or regulations issued thereunder. .

4. Lien and Obligations of Broker.

(a) With respect to obligations of Customer owing to Broker in connection with the purchase of property held in the Commodity Account and the Broker's commission and fees provided for in the Account Document (collectively, the "Customer Commodity Obligations"), Agent acknowledges the priority of Broker's lien and security interest in the Commodity Account. To the fullest extent permitted by the CEA, and the rules and regulations issued thereunder, the Broker (i) subordinates its lien and security interest in the Commodity Account to the extent that the same now or hereafter secures obligations of Customer (other than Customer Commodity Obligations) or any third party to Broker, and (ii) waives any rights of offset or recoupment with respect thereto.

(b) Broker has not entered, and shall not enter, into any other control agreement, any bailee letter or any similar arrangement concerning the Commodity Account whereby it (i) agrees to follow Orders issued by a person or entity not a party to this Agreement or (ii) acknowledges a security interest, lien, or claim of any person or entity other than the Broker or Agent. Broker will exercise its reasonable efforts to notify Agent if any person or entity (other than a party to this Agreement) asserts any interest in or claim against the Commodity Account.

(c) Broker has not entered, and will not enter, into any agreement purporting to limit or condition its obligations to comply with Orders, as set forth in Sections 2 and 3 above.

(d) To the extent not inconsistent with the CEA, all property credited to or otherwise held in the Commodity Account is intended to be "financial assets" for purposes of Articles 8 and 9 of the Uniform Commercial Code (the "UCC").

(e) Customer and Broker shall not amend the Account Document without the Agent's prior written/consent except for changes in the commission and fees of the Broker.

5. Limitation of Liability and Indemnity.

(a) Broker shall not be liable to Customer for complying with any Order or Control Notice issued by Agent, concerning the Commodity Account, regardless of any notice or claim by Customer that Agent's Orders, Control Notice, or other actions are harmful to it or are in violation of any law or agreement to which Agent is subject; provided that Broker may be liable for such compliance if it is in violation of an injunction, restraining order, or other legal process expressly enjoining it from such compliance, which is issued by a court of competent jurisdiction, if Broker has had reasonable time to act on such injunction, restraining order, or other legal process.

(b) Prior to its receipt of a Control Notice issued by Agent, Broker shall not be liable to Agent for complying with any Order issued by Customer concerning the Commodity Account; provided that Broker may be liable for such compliance if it is in violation of a Control Notice or a contrary Order issued by Agent, if Broker has had reasonable time to act on such Order from Agent.

(c) Customer hereby agrees to indemnify Broker, its affiliates, and their employees, officers, directors, and agents against any losses, damages, claims, liabilities, and expenses (including reasonable attorneys' fees and disbursements) arising out of or relating to this Agreement, except to the extent that the same are caused by Broker's gross negligence or willful misconduct.

(d) The provisions of this Section 5 shall survive termination of this
Agreement.

6. Books and Records. Broker shall include this Agreement in its official books and records and shall mark its book and records to reflect the lien and security interest of Agent described herein. Broker shall also send Agent and Customer copies of all statements and confirmations produced by or on behalf of Broker that relate to the Commodity Account; as and when such are sent to Customer or as required by the Account Document or the CEA.

7. Termination. This Agreement shall terminate upon written notice from
Agent to Broker that Agent's security interest in the Commodity Account has terminated. Broker may terminate this Agreement upon sixty (60) days prior written notice to Agent and Customer. In the event the Broker terminates this Agreement, then Broker shall follow instructions provided by Agent as to the selection of a replacement broker and/or the disposition of the property held in the Commodity Account. .

8. Notices. Any notice or other communication concerning this Agreement may be sent to the relevant party's address or telecopier number set forth below or such other address as a party may hereafter specify by notice to the other parties hereto. Any such notice or other communication shall be sent by overnight courier or by telecopier and shall be effective upon receipt.

If to Customer:	A-Mark Precious Metals, Inc.
100 Wilshire Blvd., Third Floor
Santa Monica, CA 90401
Phone: ( ) _________
Fax: ( ) ___________
Attn: Chief Financial Officer

If to Customer:	Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005
Phone: ( ) _________
Fax: ( ) ___________
Attn: Senior Credit Officer

If to Customer:

Phone: ( ) _________
Fax: ( ) ___________
Attn:

9. Miscellaneous.
(a) This Agreement and, notwithstanding anything to the contrary contained in the Account Document or in any other agreement relating to the Commodity Account, the Commodity Account and the Account Document shall each be governed by the law of the State of New York, without reference to choice' of law doctrine. Without limitation on the foregoing, New York shall be the "commodity intermediary's jurisdiction" with respect to the Commodity Account for the purpose of the DCC.

(b) This Agreement cannot be modified, amended, assigned, or transferred without the prior written consent of each of the parties hereto. Any attempted assignment or transfer of a party's rights or obligations under this Agreement in violation of the foregoing sentence shall be null and void. Broker and Customer shall not change the"law governing the Commodity Account without the prior written consent of Agent.

(c) This Agreement shall be binding upon, and inure to the benefit of, each party's successors, heirs, and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. This Agreement is the entire agreement of the parties concerning the subject matter addressed herein, and it shall supersede any prior agreements and contemporaneous oral agreements concerning the same subject matter. In the event of any conflict between the terms or provisions of this Agreement and the terms or provisions of any documentation, now or hereafter existing, between Broker and Customer concerning the Commodity Account, the terms and provisions. of this Agreement shall prevail.

(d) This Agreement does not create any obligations on the part of Broker other than those expressly set forth herein. Broker may rely on any notices or other communications it believes in good faith to have been given by or on behalf of a party to this Agreement.

(e) Each party to this Agreement consents to the non-exclusive jurisdiction of the federal and state courts located in the County, City and State of New York and waive trial by jury in any proceeding relating to this Agreement. Each party waives any claim or right to recover special or punitive damages against another party except for such party's willful misconduct or gross negligence.

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed and delivered as of the day and year first above written.

A-MARK PRECIOUS METALS,
as Customer
By:_____________________
Name:___________________
Title____________________

By:_____________________
Name:___________________
Title____________________

BROWN BROTHERS HARRIMAN & CO.,
as Agent
By:_____________________
Name:___________________
Title____________________

[NAME OF BROKER]
as Broker
By:_____________________
Name:___________________
Title____________________

EXHIBIT A

[LETTERHEAD OF BROWN BROTHER HARRIMAN & CO.]

[DATE]

[Name and Address of Custodian]

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Commodity Account Control Agreement, dated as of _______,_200_ among A-Mark Precious Metals, Inc. (the "Customer"), you.. as Broker, and the undersigned in its capacity as agent for itself and other lenders, (the "Agreement"), we hereby give you notice of -our exclusive control over Commodity Account number(s)_____________and any replacement or substitute. Commodity Account with respect thereto (the "Commodity Account") and all property held therein. You are hereby instructed not to accept any direction, instructions or Orders with respect to the Commodity Account, from the Customer or any other person or entity other than the undersigned, as Agent.

All capitalized terms used in this Notice of Exclusive Control shall have the meanings given such terms in the Agreement. This Notice of Exclusive Control shall be effective upon your receipt hereof.

Very truly yours,

BROWN BROTHERS HARRIMAN & CO., as Agent

By:__________________
Name:________________
Title:________________

cc:    A-Mark Precious Metals, Inc.

ANNEX C

EXHIBIT 2

COLLATERAL REPORT

[TO BE PROVIDED BY BBH]

FAXED AND MAILED ON	A-MARK WEEKLY COLLATERAL REPORT
3RD BUSINESS DAY EACH WEEK		Prepared By:
	(AS OF CLOSE OF BUSINESS_______)	Reviewed By:

HIGHLIGHTS			Actual as of	In
	Description	Requirement	XX/XX/XXXX	Compliance
1.	Collateral Excess	No Deficit		Yes
2.	Assigned Inventory as	Minimum 60%		Yes
a % of Total Inventory
3.	On-site Material	Maximum $2.5MM		Yes

Report Due By June 4, 2003

		A	B	C	D
		Support	Metal/Market Value	Advance Rate	Collateral Value
I	ASSIGNED COLLATERAL
	Possessory collateral controlled by Banks
	A. Assigned Inventory	Schedule A
	i. With Assigned Hedge (50% to <70% at 90%; 70% or > at 95%		$—	#REF!	#REF!
	ii. with Unassigned Hedge (60% to <70% at 85%; 70% or > at 90%		—	#REF!	#REF!
	B. Assigned Consignments (110% L/C)	Schedule D
	i. WIth AA Bank or Better (95%)		—	95%	—
	ii. With BBB to A Bank (90%)		—	95%	—
	iii. With BBB to A Bank (90%)		—	90%	—
	C. Assigned Bank Accounts	Schedule B	—	100%	—
	D. Advised Consignements	Schedule D
	i. With AA Bank or Better (90%)		—	90%	—
	ii. With BBB to A Bank (85%)		—	85%	—
	TOTAL ASSIGNED COLLATERAL		$—		$—

II	CONFIRMED COLLATERAL
	Collateral jointly controlled by A-Mark and bank; Banks receive third-party confirmation

	A. Confirmed Inventory	Schedule A	$—	85%	$—
	B. Confirmed Broker Equity (Equity or Deficit at 100%)	Schedule B	—	100%	—
	C. Confirmed Foreign Material (Max $3,000,000 of which $1,000,000 limit on MKS			80%
	TOTAL CONFIRMED COLLATERAL		$—		$—

III	PLEDGED COLLATERAL
	Collateral controlled by A-Mark

	A. On-Site Material (Max $2,500,000)	Schedule A	—	80%	—
	B. Forward Equity (Equity at 80%; deficit at 100%)	Schedule E	—	80%	—
	C. Trade Receivables (Outstanding less than 10 business days)		—	80%	—
	D. Supplier Advances (Outstanding less than 10 business days)			75%	—
	TOTAL PLEDGED COLLATERAL		—		—
IV	TOTAL COLLATERAL VALUE		—	N/A	#REF!
V	OTHER PERTINENT INFORMATION	VI COLLATERAL EXCESS (DEFICIT)
	A. Assigned inventory plus Assigned Consignments are required to be no less than 60% of Total Inventory plus Total Consignments (See Schedules A and D)	A. Total Bank Lines		$50,000,000
	*ASSIGNED INVENTORY PLUS ASSIGNED CONSIGNMENTS AS A % OF TOTAL INVENTORY PLUS TOTAL CONSIGNMENTS	B. Total Bank Loans & L/Cs (1) Brown Brothers Harriman & Co: (2) MeesPierson: (3) Banque Nationale De Paris: (4) Natexis Banques Populaires:
	#REF!	C. Total Bank Lines Available		$50,000,000
	ASSIGNED INVENTORY PLUS ASSIGNED CONSIGNMENTS AS A % OF TOTAL OUTSTANDINGS
	#DIV/0!	TOTAL COLLATERAL EXCESS			#REF!

A-Mark Precious Metals, Inc. represents to the Agent and Lenders that the information contained in this report is true and correct as of the date of this report.

Signed by __________________________________________________________ Date __________________________
Thor Gjerdrum, Chief Financial Officer

FOR INTERNAL USE ONLY BY A-MARK PRECIOUS METALS, INC.

CONSIGNMENT L/C's EXPIRING WITHIN THIRTY DAYS FROM DATE OF REPORT			TOTAL COLLATERAL EXCESS (DEFICIENCY)		#REF!
ADD:
		#REF!		Cash at Deposit at BBH	—
		#REF!		Cash at Bank of America	—
		#REF!		Cash at Bank of the West	—
		#REF!		Below BBB Grade and Unsecured Consignments	—
				Foreign/Other Depositories	—
##				Unconfirmed Inventory in Transit	—
				U.S. State Quarters (Face Value)	—
				Trade Receivables (Outstanding 10 business days or more)	—
FOR INFORMATION ONLY - As of the				Supplier Advances (Outstanding 10 business days or more)	—
week ended	XX/XX/XXXX	J.P. Morgan
usage was	#REF!	ozs, valued at		ADJUSTED COLLATERAL EXCESS	#REF!
#REF!

A-MARK WEEKLY COLLATERAL REPORT

METAL VALUE BY DEPOSITORY
(AS OF CLOSE OF BUSINESS 01/07/00)

SCHEDULE A	COMEX VALUE			NYMEX VALUE
	GOLD:			PLATINUM:
	SILVER:			PALLADIUM:
A	B	C	D	E	F	G	H	I
	OUNCES
INVENTORY CLASS/DEPOSITORY	GOLD	SILVER	PLATINUM	PALLADIUM	TOTAL METAL $ VALUE	% OF TOTAL ALL MATERIAL	$ METAL LIMIT (IN 000'S)	UNDER/(OVER) LIMIT (IN 000'S)
	(to the nearest whole number)
ASSIGNED
1 Brinks, Los Angeles	—	—	—	—	#REF!	#REF!	$25,000	#REF!
2 JM, Salt Lake, UT	—	—	—	#REF!	#REF!	#REF!	10,000	#REF!
3 In Transit IBI	—	—	#REF!	#REF!	#REF!	#REF!	2,000	#REF!
4 HSBC, NY	#REF!	—	#REF!	#REF!	#REF!	#REF!	5,000	#REF!

SUBTOTAL ASSIGNED	37,549	419,842	2,182	—	#REF!	#REF!	$42,000	#REF!
ASSIGNED FUTURES OR	—	—	—	—
FORWARD HEDGES	73,549	—	2,182	—	#REF!	#REF!
UNASSIGNED FORWARD HEDGES	—	419,842	—	—	#REF!	#REF!	$42,000	#REF!
CONFIRMED
1 LAFC, Los Angeles	—	—	—	—	#REF!	#REF!	$5,000	#REF!
2 Brinks (repo), Los Angeles	—	—	#REF!	#REF!	#REF!	#REF!	12,000	#REF!
3 Brinks, Houston	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	5,000	#REF!
4 In Transit Brinks	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	15,000	#REF!
6 Carr Futures, New York	#REF!	—	#REF!	#REF!	#REF!	#REF!	5,000	#REF!
7 Loomis Fargo Spokane	#REF!	—	#REF!	#REF!	#REF!	#REF!	1,000	#REF!
8 Brinks, San Diego	—	#REF!	#REF!	—
TOTAL	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	$43,000	#REF!
FOREIGN CONFIRMED
1 HSBC London
2 MKS Geneva (Max $1,000,000)
TOTAL (Max $3,000,000)					#REF!	#REF!
ON-SITE
1 PMI/Vault	—	—	—	#REF!	#REF!	#REF!	$1,500	#REF!
2 PMI/Handling	—	#REF!	#REF!	#REF!	#REF!	#REF!	2,000	#REF!

TOTAL	—	#REF!	#REF!	#REF!	#REF!	#REF!	$3,500	#REF!
TOTAL ALL INVENTORY	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	$88,500	#REF!

DEPOSITORY CONFIRMATION RECONCILIATION:

(A)	Johnson Matthey, Salt Lake City, confirmation will show .001 ozs. more gold than reported above. This represents the cumulative difference in lot settlements credited to A-Mark's account by J.M.

(B)	Johnson Matthey, Salt Lake City, confirmation will show .008 ozs. more silver than reported above. This represents the cumulative difference in lot settlements credited to A-Mark's account by J.M.

SCHEDULE B - CASH & EQUITY		SCHEDULE C - SUMMARY OF OUNCES
(Ounces to the nearest whole number)
		A	B	C	D	E
CONSIGNEMENTS
ASSIGNED BANK ACCOUNTS			COLLATERAL	NOT APPROVED	OTHER	TOTAL
BBH		DESCRIPTION	OUNCES	NOT ON CAA	OUNCES	OUNCES
Bank of the West

TOTAL	$—	GOLD	—	—	—	—
		SILVER	—	—	—	—
		PLATINUM	#REF!	#REF!	#REF!	#REF!
CONFIRMED BROKER EQUITY		PALLADIUM	#REF!	#REF!	#REF!	#REF!
Carr
TOTAL

A-MARK WEEKLY COLLATERAL REPORT

CONSIGNMENTS AND OTHER ASSETS
(AS OF CLOSE OF BUSINESS XX/XX/XX)

SCHEDULE D	COMEX VALUE			NYMEX VALUE
	GOLD:	#REF!		PLATINUM:	#REF!
	SILVER:	#REF!		PALLADIUM:	#REF!
A	B	C	D	E	F	G
OUNCES
CONSIGNMENT CLASS/CONSIGNEE	MATURITY DATE OF L/C or POLICY	GOLD	SILVER	TOTAL METAL $ VALUE	L/C ISSUING BANK	S&P's DEBT RATING
(to the nearest whole number)
Cash (110% of consignment)
TOTAL		—	—	—
AA or Better Rating
(100% L/C)
TOTAL		—	—
BBB to A Rating
(110% L/C)		—		#REF!
		—		#REF!
		—		#REF!
TOTAL		#REF!	—	#REF!
Advised (AA or Better Rating)
(110% L/C)		#REF!		#REF!

TOTAL		#REF!	—	#REF!
Advised (BBB to A)
(110% L/C)

TOTAL		—	—	$—
TOTAL ALL CONSIGNMENTS		21,738	83,457	$6,635,143

SCHEDULE E - FORWARD EQUITY

					Contract	Contract
COUNTERPARTY					Acquisition	Current
	AU	AG	PT	PD	Value	Value	Equity
ASSIGNED					—	—	—
TOTAL UNASSIGNED	—	—	—	—	—	—	—
UNASSIGNED
1 Mitsui	—	—			—	$—	—
2 Morgan Stanley	—				—	$—	—
3 HSBC, New York	—		—		—	$—	—
TOTAL UNASSIGNED	—	—	—	—	$—	$—	$—

ANNEX D

EXHIBIT 6

LETTER OF CREDIT RIGHTS ASSIGNMENT
AND CONTROL AGREEMENT

_________________,20__

[Insert Name and Address of Issuer of Letter of Credit]

Re:    Your Letter of Credit No.

Ladies/Gentlemen:

The undersigned beneficiary of the captioned letter of credit issued by you (the "Credit") pursuant to this Letter of Credit Rights Assignment and Control Agreement (this "Assignment") hereby assigns to the Assignee named below all of the proceeds of the undersigned's drawing(s) payable to the undersigned under the Credit (the "Proceeds"), and instructs you to remit the Proceeds of such drawing(s) presented to you, if and when hereafter honored under the Credit, as follows:

Exact Name of Assignee: Brown Brothers Harriman & Co., as Agent

Complete Address of Assignee: 140 Broadway
New York, NY 10005
Attention: Senior Credit Officer

The Proceeds have been assigned by the undersigned to the Assignee as collateral security for its obligations to certain lenders, pursuant to the terms of a General Security Agreement (1999) dated as of November 30, 1999, as amended, from time to time.

This Assignment constitutes a "control agreement" as that term is used in the Uniform Commercial Code and pursuant thereto the undersigned requests your consent to
This Assignment constitutes a "control agreement" as that term is used in the Uniform Commercial Code and pursuant thereto the undersigned requests your consent to this Assignment, and in consideration thereof, the undersigned agrees that this Assignment is irrevocable and cannot be cancelled or amended without the written agreement of the Assignee and you.

The undersigned transmits to you herewith the original Credit, including any and all accepted amendments, and requests that you endorse thereon the foregoing Assignment and return the Credit to the Assignee at the above address

To cover your assignment of proceeds fee of $________________, the undersigned (check/complete only one):

___ Encloses a certified check or bank check payable to your order.

___ Authorizes you to debit the undersigned's account number________.

___ Has arranged for a funds transfer in your favor, referencing the Credit by number.

This Assignment, and your consent thereto, (i) is not a transfer or assignment of the Credit, (ii) except as expressly set forth herein, does not give the Assignee any interest in the Credit or any documents presented thereunder or any right to draw on the Credit or to consent or to refuse to consent to amendments to the Credit or to the cancellation thereof, (iii) does not affect whether the undersigned can transfer its right to draw on the Credit, and (iv) does not affect the undersigned's right to draw on the Credit or the undersigned's or your right to consent or to refuse to consent to amendments to the Credit or to the cancellation thereof.

The undersigned represents and warrants to you that: (i) other than this Assignment, the undersigned has not and will not, transfer or assign the Credit, by negotiation of drafts, by drawing drafts to a third party, or otherwise, assign the right to receive the whole or any portion of the Proceeds or give any other authorization or direction to make any payment thereof to any other party; (ii) the undersigned has not and will not, without the prior written consent of Assignee, present to anyone but you any documents under the Credit; (iii) the undersigned's execution, delivery, and performance of this Assignment (a) are within the undersigned's powers, (b) have been duly authorized, (c) do not contravene any charter provision, by-law, resolution, contract, or other undertaking binding on or affecting the undersigned or any ·of the undersigned's properties, (d) do not violate any applicable domestic or foreign law, rule, or regulation, and (e) do not require any notice, filing, or other action to, with; or by any governmental authority; (iv) this Assignment has been duly executed and delivered by the undersigned and is the undersigned's legal, valid, and binding obligation; and (v) the transactions underlying the Credit (including any shipment of goods or provision of services and any related financial arrangements) and this Assignment do not violate any applicable United States or other law, rule, or regulation.

The undersigned agrees to immediately return to you any assigned Proceeds of the Credit inadvertently paid to the undersigned, which Proceeds shall be remitted by you to the Assignee.

The undersigned agrees to indemnify you and hold you harmless from and against any and all claims, liabilities, and expenses (including reasonable attorney's fees) in any way related to or arising out of or in connection with this Assignment or any action taken or hot taken pursuant hereto (except to the extent caused by your gross negligence or willful misconduct), and the undersigned agrees to pay you, on demand, for any such claim, liability or expense.

(REST OF PAGE INTENTIONALLY LEFT BLANK)

This Assignment is made subject to the practice rules (e.g., UCP 500 or ISP 98) to which the Credit is subject and shall be governed by the laws of the State of _______________. The undersigned waives the right to trial by jury in any action or proceeding relating to or arising out of this Assignment.

SIGNATURE GUARANTEED:*	Very truly yours,

(Name of Bank Guaranteeing	(Name of Beneficiary)
Beneficiary's Signature)

(Authorized Signature)	(Authorized Signature)

(Print or Type Signer's Name and Title)	(Print or Typer Signer's Name
and Title)

(Address of Bank)	(Address of Beneficiary)

(Telephone Number of Bank)	(Telephone Number
of Beneficiary)

* The beneficiary's signature, with title as stated herein, conforms with that on file with us, and is authorized for the execution of this Assignment.

ISSUER'S
CONSENT TO LETTER OF CREDIT RIGHTS ASSIGNMENT
AND CONTROL AGREEMENT:

The undersigned, as issuer of the captioned Credit, hereby consents and agrees to the terms of the foregoing Letter of Credit Rights Assignment and Control Agreement as of ____________, 20__.

Very truly yours,

(Name of Issuer)

(Authorized Signature)

(Print or Type Signer's
Name and Title)

ANNEX E

GENERAL SECURITY AGREEMENT
OF GUARANTORS (1999)
______________________________________

PREVIOUSLY EXECUTED

APPENDIX D

Execution Copy

GENERAL SECURITY AGREEMENT OF GUARANTORS
(1999)

In consideration of one or more loans, letters of credit or other financial accommodations made, issued or extended by Brown Brothers Harriman & Co. ("BBH"), and Meespierson N.V., KBC Bank N.V., RZB Finance LLC, and any other lender (the "Lenders") that may become party to the Amended and Restated Collateral Agency Agreement (1999) as the same may be amended, supplemented or otherwise modified from time to time (the "Collateral Agency Agreement"), dated as of November 30, 1999, among A-Mark Precious Metals, Inc., a New York corporation formerly known as Spiral Cycle Corp. ("A-Mark"), A-Mark Holding, Inc. (the "Old A-Mark"), the Lenders and BBH, acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), the Old A-Mark and A-Mark Corp. (the "Guarantors"), hereby jointly and severally, agree that the Agent and each of the Lenders shall have the rights, remedies and benefits hereinafter set forth.

Pursuant to the terms of the Assumption Agreement and the Collateral Agency Agreement, the Guarantors have agreed to guarantee all of the Assumed Obligations owing to each of the Lenders and all of the Liabilities (as hereinafter defined) which shall be secured by the Security (as hereinafter defined),

Unless otherwise defined herein all capitalized terms shall have the meaning given each such term in the Collateral Agency Agreement.

The term "Liabilities" shall include any and all indebtedness, obligations and liabilities of any kind of A-Mark to any and all of the Lenders, now or hereafter existing, arising directly between A-Mark and any of the Lenders or acquired outright, conditionally or as collateral security from another by any of the Lenders, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, all of the Outstanding Credits, all of the Assumed Obligations, all other present and future indebtedness, obligations or liabilities of A-Mark to any of the Lenders as a member of any partnership, syndicate, association or other group, and whether incurred by A-Mark as principal, surety, indorser, guarantor, accommodation party or otherwise, together with all accrued and unpaid interest, fees, commissions, charges and attorneys' fees payable to the Lenders and the Agent and any and all renewals and extensions or replacements of all or any of such indebtedness, liabilities or obligations, including, without limitation, all interest, fees and other obligations accruing but not paid after the filing by or against A-Mark of a petition under the federal bankruptcy code. The term" Security" shall mean all personal property and fixtures of each Guarantor, whether now or hereafter existing or now owned or hereafter acquired and wherever located of every kind and description, tangible or intangible, including, but not limited to the balance of every deposit account of each Guarantor with any bank or .other depository institution, any other claim of each Guarantor against any bank or depository institution, and all money, goods (including equipment, farm products and inventory), instruments, investment property, letters of credit as to which each Guarantor is the beneficiary and proceeds thereof, the proceeds of any insurance policies payable to each Guarantor, securities, documents, documents of title, chattel paper, accounts, contract rights, general intangibles (including claims for tax refunds), commodity trading accounts, credits, claims, demands, precious metals, deposit accounts, cash, coins, any other property, rights and interests of each Guarantor (including, without limitation, all right, title and interest of each Guarantor arising out of any consignment arrangements or any arrangements designated as such), and shall include the cash and non-cash proceeds, products and accessions of and to any thereof.

As security for the payment of all the Liabilities, each Guarantor hereby grant(s) and assigns to the Agent, for the ratable benefit of the Lenders, a security interest in, a general lien upon and/or right of set-off of, the Security. As further security for the payment of all the Liabilities, each Guarantor hereby assigns and grants to the Agent a security interest in and lien upon, for the ratable benefit of the Lenders (1) any obligation and/or security interests that may arise in favor of each Guarantor in connection with any consignment arrangements; any arrangements designated as such, or any other arrangements; and (2) the balance of every deposit account, now or hereafter existing, of each Guarantor with each Lender and any other claims of each Guarantor against each such Lender, now or hereafter existing, together with right of set-off as to all such balances (all of the forgoing, together with the cash and non-cash proceeds thereof shall be included in the Security).

At any time and from time to time, in addition to any other action required to be taken by each Guarantor under any of the Facility Documents, upon the demand of the Agent, each Guarantor will: (1) deliver and pledge to the Agent, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all letters of credit as to which each Guarantor is the beneficiary, any and all executed and undated drawing statements and any other documents or instruments necessary for a drawing under such letters of credit, and any other instruments, documents and/or chattel paper as the Agent may specify in its demand; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Agent may require; and (4) permit representatives of the Agent at any time to inspect its inventory and to inspect and make abstracts from each Guarantor's books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents and all other Security. The right is expressly granted to the Agent, at its discretion, to file one or more Financing Statements under the Uniform Commercial Code naming each Guarantor as debtor and the Agent as secured party without each Guarantor's signature and indicating therein the types or describing the items of Security herein specified, A photographic or other reproduction of this agreement shall be sufficient as a financing statement. Without the prior written consent of the Agent, each Guarantor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Agent is not named as the sole secured party. With respect to the Security, or any part thereof, which at any times shall come into the possession or custody or under the control of the Agent or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Agent, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security. The Agent also shall have the rights: to exchange any of the Security consisting of securities for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on any Trade Receivable or other account, of any general intangible or on any instrument of the terms hereof and to make payment to the Agent; and to exercise or cause its nominee to exercise all or any powers with respect to the Security with the same force and effect as an absolute owner thereof; all without notice (except for such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. Without limiting the generality of the foregoing, payments, distributions and/or dividends, in securities, property or cash, including without limitation dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the security or any part thereof or resulting from any split-up, revision or reclassification of the Security or any part thereof or received in exchange for the Security or any part thereof as a result of a merger, consolidation or otherwise, shall be paid directly to and retained by the Agent and the Lenders and held by it until applied as herein provided, as additional collateral security pledged under and subject to the terms hereof. The Agent and the Lenders shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates, or correspondents.

The Agent at its discretion may, whether any of the Liabilities be due, in its name or in the name of each Guarantors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, and the Agent or any Lender may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Guarantors. The Agent shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security and shall have no duty with respect to the Security except to use reasonable care in the custody and preservation of Security in its possession. The Agent may use or operate any of the Security for the purpose of preserving the Security or its value in the manner and to the extent that the Agent deems appropriate, but the Agent shall be under no obligation to do so.

Anything herein, in the Collateral Agency Agreement or in any other Facility Document or in any other agreement or instrument executed in connection with the Liabilities to the contrary notwithstanding, each Guarantor shall remain liable to perform all of the liabilities and obligations. if any. assumed by it with respect to the Security and the Agent and Lenders shall not have any obligations or liabilities with respect to any Security by reason of or arising out of this Agreement, nor shall the Agent and/or the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of each Guarantor under or pursuant to or in respect of any Security.

Each Guarantor represents and warrants that: the Chief Executive Office (or Major Executive Office) of each Guarantor (if any), and the Security are respectively located at the address(es) set forth in Exhibit A to this Agreement and each Guarantor will not change any of such locations without the prior written notice to and consent of the Agent and the Lenders.

Except for the security interest granted hereby, each Guarantor shall keep the Security and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind. Each Guarantor shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of the Security and shall defend the Security against all claims and demands of all person at any time claiming the same or any interest therein adverse to the Agent and Lenders.

Each Guarantor will not rescind or cancel any indebtedness evidenced by any account or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any account or interest therein, without the prior written consent of the Agent and Lenders.

As long as this Agreement shall remain in effect, Each Guarantor agrees that if the Agent or any Lender so demands in writing at any time (1) all proceeds of the Security shall be delivered to the Agent promptly upon their receipt in a form satisfactory to the Agent, and (2) all chattel paper, instruments, and documents pertaining to the Security shall be delivered to the Agent at the time and place and in the manner specified in the Agent's or any Lender's demand, all with such endorsements as the Agent shall demand.

Upon default hereunder or in connection with any of the Liabilities (whether such default be that of A-Mark, either of the Guarantors or of any other party obligated thereon), each Guarantor shall, at the request of the Agent, assemble the Security at such place or places as the Agent designates in its request, and, to the extent permitted by applicable law, the Agent shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Security or any part thereof and to enter any premises for the purpose of taking possession thereof. The Agent shall have the rights and remedies with respect to the Security of a secured party after default under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted), In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Agent or any of its agents, associates or correspondents, the Agent may se1l or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, a1l or any of the Security, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, Each Guarantor hereby waives the requirements of said Code), and the Agent or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of either Guarantor, any such demand, notice or right and equity being hereby expressly waived and released. The Guarantors will pay to the Agent and the Lenders all expenses (including reasonable attorneys' fees and legal expenses incurred by the Agent and the Lenders) of, or incidental to, the enforcement of any of the provisions hereof or any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds. thereof, and for the care of the Security and defending or asserting the rights and claims of the Agent in respect thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities within the terms of this agreement, all of which shall be included in the Liabilities and secured by the Security. The Agent, at any time, at its option, may apply the net cash receipts from the Security to the payment of principal of and/or interest on or as cash collateral for any of the Liabilities, whether or not then due. Notwithstanding that the Agent, whether in its own behalf and/or in behalf of another or others, may continue to hold all or any part of the Security and regardless of the value thereof, the Guarantors shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

If at any time the Security shall be unsatisfactory to the Agent, upon the demand of the Agent or any Lender, each Guarantor will furnish such further security or make such payment on account of the Liabilities as will be satisfactory to the Agent or such Lender, and if either Guarantor fails forthwith to furnish such security or to make such payment; or if any petition shall be filed by or against either Guarantor under the federal bankruptcy laws or if a decree or order shall be entered for relief by a court having jurisdiction of either Guarantor in an involuntary bankruptcy case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator of either Guarantor or for any substantial part of its property, or ordering the reorganization, dissolution, winding-up or liquidation of its affairs, and the continuance of any such decree or order shall be unstayed and in effect, or any case or other proceeding seeking any such decree or order shall continue undismissed for more than thirty (30) days; or if either Guarantor shall take any corporate action to authorize, or shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or seek to take advantage of any other applicable federal or state bankruptcy, insolvency, or other similar law, or apply for or consent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator of either Guarantor or for any substantial part of its property; or the making by either Guarantor of any assignment for the benefit of creditors, or either Guarantor shall admit in writing its inability, or be generally unable, to pay its debts as they become due; or if either Guarantor shall suspend the transaction of its usual business, or be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against, or with respect to any property of, either Guarantor; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed of, or of any substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, either Guarantor; or if either Guarantor shall be dissolved or be a party to any merger or consolidation without the written consent of the Agent and the Lenders or there shall be a default by either Guarantor under any of the Facility Documents; thereupon, unless and to the extent that the Agent shall with the written consent of the Lenders otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND LENDERS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF ANY LENDER OR THE AGENT ACTING ON BEHALF OF ANY LENDER UNDER ANY OTHER FACILITY DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF ANY LENDER TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

The Agent may assign, transfer and/or deliver to any transferee any or all of the Security, and thereafter shall be fully discharged from all responsibility with respect to the security so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of the Agent hereunder with respect to such Security, but the Agent shall retain all rights and powers hereby given with respect to any of the Security not so assigned, transferred or delivered. No delay on the part of the Agent in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Agent or any Lender may otherwise have. Each Guarantor hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and any and all other notices and demands whatsoever, whether or not relating to such instruments. This Agreement shall remain in full force and effect until the indefeasible payment in full of all of the Liabilities. Any notice required under this Agreement shall be given in the same manner to the addresses or telecopier numbers set forth in the Collateral Agency Agreement.

In connection with any claim, controversy, action or litigation, among or between the parties hereto arising out of or relating to this Agreement, each of the parties hereto, irrevocably (a) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, (b) waives any objection to the laying of venue in such courts, (c) waives any claim that any suit, action or proceeding in any such court has been brought in an inconvenient forum, (d) waives the right to object that any such court does not have jurisdiction over the parties hereto, (e) waives the right to trial by jury in any suit, action or proceeding, and (f) in the case of each Guarantor, designates the Secretary of State of the State of New York as its agent for the service of process (provided that each Guarantor gives written notice to the Lenders and the Agent, change its designation of agent to a specified person located in the Borough of Manhattan, provided any such person indicates its, his or her written consent to act as such agent).

No provision hereof shall be modified or limited except by a written instrument expressly referring hereto and to the provision so modified or limited executed by each Guarantor, the Agent and the Lenders. This Agreement shall be binding upon the assigns or successors of each Guarantor; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between any Lender and Either Guarantor; shall at any time be terminated or no Liabilities shall be owing to anyone Lender, this Agreement shall be equally applicable to any new transactions or Liabilities arising thereafter; and shall be governed by and construed according to the internal laws of the State of New York. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated. The term "Guarantor" and "Guarantor" shall mean either or both of them and each Guarantor shall be jointly and severally liable hereunder.

A-MARK HOLDING, INC.
By:
Name:
Title:

By:
Name:
Title:

A-MARK CORP
By:
Name:
Title:

By:
Name:
Title:
Dated: as of November 30, 1999

EXHIBIT A

A-MARK HOLDING, INC.

Chief Executive Office	Location(s) of Security

A-MARK CORP.

Chief Executive Office	Location(s) of Security

AMENDMENT TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999)

This Amendment (this "Amendment") to the General Security Agreement of Guarantors (1999) is dated as of August 21, 2002 and is by and among Fortis Capital Corp. ("FCC") as Assignee of MeesPierson N.V., KBC Bank N.V. ("KBC"), RZB Finance LLC ("RZB"), Brown Brothers Harriman & Co. ("Brown Brothers"; in its capacity as agent for itself as a Lender (as defined below) and all other Lenders, the "Agent"), The A-Mark Corporation ("A-Mark"), A-Mark Holding, Inc. ("A-Mark Holding"; A-Mark and A-Mark Holding sometimes referred to hereinafter as the "Guarantors") and Natexis Banques Populaires, New York Branch (''Natexis'').

WHEREAS, each of the Guarantors executed and delivered that certain General Security Agreement of Guarantors (1999) dated as of November 30, 1999 (the "Guarantors' Security Agreement");

WHEREAS, Natexis seeks to extend certain financial accommodations to A Mark Precious Metals, Inc. ("the Company"), an affiliate of the Guarantors; and

WHEREAS, in accordance with Guarantors' Security Agreement, Natexis seeks to become a party to the Guarantors' Security Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.    Definitions. Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Guarantors' Security Agreement.

2.    Natexis as Lender and Secured Party. FCC, KBC, RZB, Brown Brothers, the Agent and Natexis, and each of the Guarantors hereby agree that Natexis shall be considered a Lender and secured party under the Guarantors' Security Agreement, entitled to all of the benefits thereof and subject to all obligations thereunder.

3.    Miscellaneous. This Amendment may not be amended or modified, except by a writing signed by    all of the parties hereto. Ibis Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
SIGNATURE PAGE TO FOLLOW]

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

RZB FINANCE LLC, as Lender

By:	By:
Name:	Name:
Title:	Title:

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as Lender

By:	By:
Name:	Name:
Title:	Title:

RZB FINANCE LLC, as Lender

By:	By:
Name:	Name:
Title:	Title:

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as Lender

By:	By:
Name:	Name:
Title:	Title:

Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________

ANNEXF

[NEW]

CASH COLLATERAL AGREEMENT

TO:    Brown Brothers Harriman & Co., as Agent
140 Broadway
New York, New York 10005

Gentlemen:

The undersigned,___________________(the "Consignee"), has entered into a Consignment Agreement dated as of_______________ between' the Consignee and A-Mark Precious Metals, Inc., as Consignor (the "Obligor") (as from time to time amended, restated, supplemented or otherwise modified, the ''Consignment Agreement"). Pursuant to the Consignment Agreement the Consignee has established with you (the "Agent") a deposit account number________________ , in the name of the Consignee for the benefit of the Obligor, as pledgee (the "Account"), the funds in which Account shall be invested in interest bearing investments as provided in Section 7 below. All such funds, together with any interest or other income earned thereon, from time to time, held in the Account is hereinafter called the "Account Collateral".

The Consignee, the Obligor and the Agent each hereby agree as follows:

1. In consideration of the extension of any financial accommodation by the Obligor to the Consignee under the Consignment Agreement and in order to secure' any and all liabilities, direct or contingent due or to become due, now existing or hereafter arising, under or pursuant to the Consignment Agreement by the Consignee to the Obligor (the "Consignee Obligations"), the Consignee hereby grants to the Obligor a continuing security interest in and general lien upon, and/or right of set-off against the Account Collateral.

2. The Consignee hereby consents to and approves the pledge by the Obligor to the Agent and the granting of a lien, security interest and right of offset against the Account Collateral in order to secure the Liabilities (as therein defined) of the Obligor under an Amended and Restated Collateral Agency Agreement dated as of November 30, 1999, as amended, among the.Obligor, the Agent and the Lenders party thereto (the "Collateral Agency Agreement").

3. All the Consignee Obligations shall become due forthwith, without demand or notice, upon the Consignee's violation of or failure to comply with any term, covenant or condition set forth herein or in the Consignment Agreement, the giving of any notice required thereunder and the passage of any grace period provided therein (the occurring of any of the foregoing events herein called a "Consignee Event of Default").

4. In addition to the rights and security interest set forth in Paragraphs 1 and 2 above upon the occurrence of a Consignee Event of Default, the Agent may; at its option at any time(s) and with or without notice to the Consignee, appropriate .and apply to the payment or reduction, either in whole or part, of the amount owing on the Liabilities of the Obligor to the Agent and the Lenders for which the Agent is acting, whether or not then due, any and all Account Collateral.

5. In the event of a default by the Obligor under the Collateral Agency Agreement, the Agent shall send to the Consignee a written notice advising of such default (a "Default Notice").

6. In the event of a Consignee Event of Default and/or after the giving of a Default Notice, the Agent shall have all of the rights and remedies of a secured party after default under the Uniform Commercial Code.

7. Funds held from time to time in the Collateral Account shall be invested and reinvested by the Agent in accordance with the written instructions of the Consignee prior to a Consignee Event of Default, in cash or invested with an United States entity which has a debt rating of AA or better by the Standard & Poor's rating agency or other instruments acceptable to the Agent. Prior to the occurrence of a Consignee Event of Default, the Agent shall remit all interest and other income derived from the Account Collateral to the Consignee in accordance with its written instructions.

8. All notices to the parties shall be given by overnight courier or by telecopier at the address or telecopier number given below.

9. The Consignee and the Obligor, jointly and severally, agree to pay to the Agent all reasonable expenses incurred or paid by the Agent in exercising its rights and remedies or protecting its interests under this Agreement, including, legal fees, even if no action is commenced.

10. No failure or delay by the Agent in exercisng any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or of any other' right, power or privilege.

11. In any litigation arising hereunder, each of the parties hereto hereby waives trial by jury. The parties hereby consent to the in personam jurisdiction of the courts of New York State, and the United States District Court, Southern District of New York. In the event that any action or suit in any court of New York State or in the United States District Court, Southern District of New York, to enforce this Agreement, service of process may be made on the Consignee and the Obligor by mailing a copy of the Summons to the Consignee and the Obligor at its address set forth below.

12. In the event that anyone or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining provisions hereof, which shall be construed as if such illegal or unenforceable provision had not been herein included.

13. This Agreement shall be governed by the internal laws of the State of New York in all respects, including matters of construction, validity and performance; none of its terms or provisions may be waived, altered, modified, limited or amended.except by an agreement expressly referring hereto and to which the Agent consents in writing.

14. This Agreement may be executed in counterpart copies all of which shall constitute one instrument.

[NAME OF CONSIGNEE]
By:____________________________________
Name:
Title:
Address:________________________________
_______________________________________
Attention:_______________________________
Telecopier No.:___________________________

A-MARK PRECIOUS METALS, INC.
By:_____________________________________
Name:
Title:
By:_____________________________________
Name:
Title:
Address: 100 Wilshire Blvd., Third Floor Santa Monica, CA 90401
Attention:_______________________________
Telecopier No.:___________________________
AGREED:

BROWN BROTHERS HARRIMAN & CO.,
as Agent

By:__________________________________
Name:
Title:

Address:    140 Broadway
New York, NY 10005

Attention:    Ms. Kimberly Oates

Telecopier No: (212) 493-8998

ANNEX G

EXHIBIT 7

(Opening Bank or Confirming Bank)
IRREVOCABLE LETTER OF CREDIT NO.

ADVISING BANK: Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

If by SWIFT:        BBHCUS33
If by TELEX:        62923

A-Mark Precious Metals
100 Wilshire Blvd., Third Floor
Santa Monica, Ca 90401

Gentlemen:

We hereby establish our irrevocable letter of credit in your favor up to an aggregate amount of ______________ US dollars ($number) by order of and for the account of ______________ (consignee) available by presentation to us of the following:

l ) Original of this letter of credit.
2) Draft(s) drawn at sight on us quoting this Letter of Credit number.
3) A statement signed by your purportedly authorized representative certifying either of the following:

a) The amount of the sight draft accompanying this statement represents the amount due and unpaid by_______________(consignee) pursuant to the Consignment Agreement dated between A-Market Precious Metals, Inc. and _______________ (consignee), as amended, modified or supplemented from time to time.

b) The amount of the sight draft accompanying this statement represents an amount due A-Mark Precious Metals, Inc. A-Mark Precious Metals, Inc. has not received a replacement letter of credit nor has this letter of credit been extended per the terms agreed upon between A-Mark Precious Metals, Inc. and_____________ (consignee) which qualifies as a default pursuant to the Consignment Agreement dated_____________ between A-Mark Precious Metals, Inc. and_____________(consignee), as amended, modified or supplemented from time to time.

Partial drawings are permitted.

SPECIAL CONDITIONS

This standby letter of credit is restricted to the counters of Brown Brothers Harriman & Co. at 140 Broadway, New York, NY 10005, Attention: Letter of Credit Department, for negotiation.

OTHER INFORMATION:

This Letter of Credit may not be amended, modified, or canceled without prior written consent of Brown Brothers Harriman & Co. as Agent for the "Lenders" as defined under the Amended and Restated Collateral Agency Agreement dated November 30, 1999, as amended from time to time.

We hereby agree that drawings under and in compliance with the terms of this credit shall be duly honored upon due presentation and delivery of documents as specified above.

Governing Rules: UCP or ISP at the discretion of the issuing bank